Exhibit 99.8

                      Wachovia Primary Servicing Agreement

    ========================================================================

                             SUB-SERVICING AGREEMENT

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as Master Servicer,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                as Sub-Servicer,

                             Dated as of May 1, 2007

                        ---------------------------------

                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                Series 2007-IQ14
                      (Beacon Seattle & DC Portfolio Loan)

    ========================================================================

                           TABLE OF CONTENTS
                            ---------------

     Section
     -------

                                    ARTICLE I
                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

    SECTION 1.01. Defined Terms...........................................
    SECTION 1.02. General Interpretive Principles.........................

                                   ARTICLE II
           CONTRACT FOR PRIMARY SERVICING; DOCUMENTS; REPRESENTATIONS

    SECTION 2.01. Contract for Primary Servicing..........................
    SECTION 2.02. Possession of Mortgage Loan Documents...................
    SECTION 2.03. Representations, Warranties and Covenants of the
                  Master Servicer.........................................

                                   ARTICLE III
                         SERVICING OF THE MORTGAGE LOANS

    SECTION 3.01. General Provisions; Servicing Duties....................
    SECTION 3.02. Sub-Servicer Compensation...............................

                                   ARTICLE IV
                   ANNUAL COMPLIANCE DOCUMENTS; REGULATION AB

    SECTION 4.01. Regulation AB Compliance and Related Provisions of
                  the PSA.................................................
    SECTION 4.02. Additional Requirements.................................
    SECTION 4.03. Indemnification.........................................

                                    ARTICLE V
                 REGARDING THE MASTER SERVICER AND SUB-SERVICER

    SECTION 5.01. Merger or Consolidation of the Sub-Servicer.............
    SECTION 5.02. Assignment; Mutual Termination; and Resignation.........
    SECTION 5.03. Termination and Resignation of the Master Servicer
                  under the PSA...........................................
    SECTION 5.04. Indemnification; Limitation on Liability................

                                   ARTICLE VI
                                     DEFAULT

    SECTION 6.01. Events of Default.......................................
    SECTION 6.02. Other Remedies..........................................
    SECTION 6.03. Waiver of Defaults......................................

                                   ARTICLE VII
                                   TERMINATION

    SECTION 7.01. Termination.............................................
    SECTION 7.02. Transfer Following Termination, Assignment or
                  Resignation.............................................
    SECTION 7.03. Specially Serviced Mortgage Loans.......................

                                  ARTICLE VIII
                                  MISCELLANEOUS

    SECTION 8.01. Severability............................................
    SECTION 8.02. Rights Cumulative; Waivers..............................
    SECTION 8.03. Headings................................................
    SECTION 8.04. Construction............................................
    SECTION 8.05. Successors and Assigns..................................
    SECTION 8.06. Prior Understandings....................................
    SECTION 8.07. Counterparts............................................
    SECTION 8.08. Governing Law; Jurisdiction.............................
    SECTION 8.09. Notices.................................................
    SECTION 8.10. Amendment...............................................
    SECTION 8.11. Other...................................................
    SECTION 8.12. Benefits of Agreement...................................

                                    EXHIBITS

EXHIBIT A     Officer's Certificate
EXHIBIT B     Form of Remittance Report
EXHIBIT C     Form of Loan Status Reports
EXHIBIT D     Form of Quarterly Servicing Accounts Reconciliation
              Certification
EXHIBIT E     Form of Day One Report

                             SUB-SERVICING AGREEMENT

            This Sub-Servicing Agreement (this "Agreement"), is dated and effective as of May 1, 2007, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, and each of its successors and assigns (the "Master Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION, and its successors and assigns, as Sub-Servicer (the "Sub-Servicer").

                              Preliminary Statement

            WHEREAS, Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Capmark Finance Inc., as Capmark master servicer, Prudential Asset Resources, Inc., as Prudential master servicer, the Master Servicer, as Wells Fargo master servicer, Centerline Servicing, Inc. as special servicer (together with its successors and assigns in such latter capacity as Special Servicer, the "Special Servicer"), LaSalle Bank National Association, as paying agent (together with its successors and assigns in such capacity, the "Paying Agent"), certificate registrar, authenticating agent and custodian, and The Bank of New York Trust Company, National Association, as trustee (together with its successors and assigns in such capacity, the "Trustee"), have entered into a Pooling and Servicing Agreement, dated as of May 1, 2007, relating to the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (as amended, from time to time, the "Pooling and Servicing Agreement" or "PSA");

            WHEREAS, the Master Servicer desires that the Sub-Servicer act as Sub-Servicer with respect to the mortgage loan secured by the Mortgaged Property identified as "Beacon Seattle & DC Portfolio" on the Mortgage Loan Schedule that forms part of the PSA (the "Beacon Seattle & DC Portfolio Trust Mortgage Loan") and the related "serviced companion loans" (as defined in the PSA) related to the Beacon Seattle & DC Portfolio Trust Mortgage Loan (such companion loans and the Beacon Seattle & DC Portfolio Trust Mortgage Loan, the "Mortgage Loans") and provide, on behalf of the Master Servicer, the necessary servicing of the Mortgage Loans performed in a manner consistent with the Servicing Standard, this Agreement and the PSA from the Closing Date until this Agreement is terminated in accordance with its terms;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

            SECTION 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01. All capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA (except such terms shall not be construed to related to any mortgage loans other than the Mortgage Loans).

            "Agreement" shall have the meaning set forth in the introductory paragraph hereof.

            "Certificateholders" shall mean the holders of the commercial mortgage pass-through certificates issued pursuant to the PSA.

            "Closing Date" shall mean May 30, 2007.

            "Companion Holder" shall mean the holder of a Companion Loan.

            "Companion Loan" shall mean a Mortgage Loan other than the Beacon Seattle & DC Portfolio Trust Mortgage Loan.

            "Companion Loan Remittance Date" shall mean, with respect to each Companion Loan, the Sub-Servicer Remittance Date or, if the applicable Intercreditor Agreement or the PSA requires that a remittance be made to the related Companion Holder on a date that is other than the Sub-Servicer Remittance Date, such other date.

            "Companion Loan Report Date" shall mean, with respect to each Companion Loan and any report required to be delivered to the holder of such Companion Loan, the date when such report is required to be delivered to the holder of such Companion Loan under the PSA and the Intercreditor Agreements.

            "Companion Loan Securities" shall mean, with respect to each Companion Loan, any class of securities backed by such Companion Loan.

            "Depositor" shall have the meaning set forth in the Preliminary Statement hereof.

            "Event of Default" shall have the meaning set forth in Section 6.01(a) hereof.

            "Intercreditor Agreements" shall mean, collectively, (a) that certain Intercreditor Agreement, dated as of May 23, 2007, among Morgan Stanley Mortgage Capital Inc., as initial note a-1 holder, initial note A-2 holder and initial note A-3 holder and as initial agent, Bear Stearns Commercial Mortgage, Inc., as initial note A-4 holder, initial note A-5 holder and initial note B-1 holder, and Wachovia Bank, National Association, as initial note A-6 holder and initial note A-7 holder and (b) each agreement among noteholders, co-lender agreement, intercreditor agreement or other similar agreement that is executed between any holder of one or more Mortgage Loans, on the one hand, and any holder of one or more other Mortgage Loans, on the other, and a copy of which is delivered to the Sub-Servicer. For the avoidance of doubt, "Intercreditor Agreement" excludes the mezzanine intercreditor agreement by which the holders of the Mortgage Loans, on the one hand, and the holder of the mezzanine indebtedness related to the Mortgage Loans, on the other, are bound.

            "Master Servicer" shall have the meaning set forth in the introductory clause hereof.

            "Mortgage Loans" shall have the meaning set forth in the Preliminary Statement hereof.

            "Other Securitization Depositor" shall mean the depositor under any Other Securitization Transaction.

            "Other Securitization Transaction" shall mean a commercial mortgage loan securitization transaction in which a trust fund acquires a Companion Loan.

            "Other Securitization Trust" shall mean the trust established under any Other Securitization Transaction.

            "Pooling and Servicing Agreement" or "PSA" shall have the meaning set forth in the Preliminary Statement hereof.

            "Special Servicer" shall have the meaning set forth in the Preliminary Statement hereof.

            "Subject Securitization Transaction" shall mean the securitization transaction effected under the PSA.

            "Sub-Servicer" shall have the meaning set forth in the introductory clause hereof.

            "Sub-Servicer Certificate Account" shall mean an account which is an Eligible Account established by Sub-Servicer for the purposes set forth in this Agreement in the name of "Wachovia Bank, National Association, as Sub-Servicer for Wells Fargo Bank, National Association, as Wells Fargo Master Servicer for The Bank of New York Trust Company, National Association, as Trustee for the Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14."

            "Sub-Servicer Escrow Account" shall mean an "Escrow Account" (as defined in the PSA) maintained by the Sub-Servicer with respect to the Mortgage Loans.

            "Sub-Servicer Remittance Date" shall mean, with respect to any calendar month, the second Business Day following the Determination Date occurring in such month.

            "Sub-Servicing Fee": For each calendar month, as to each Mortgage Loan, an amount equal to the portion of the interest accrued during such calendar month on such Mortgage Loan at a rate per annum equal to the Sub-Servicing Fee Rate and on the same interest accrual basis, for the same period and on the same principal balance on which the Master Servicer's "master servicing fee" accrues with respect to such Mortgage Loan under the PSA.

            "Sub-Servicing Fee Rate": With respect to each Mortgage Loan, a rate per annum equal to 0.01% (one basis point).

            "Sub-Subservicer" shall mean a "Sub-Servicer" within the meaning of the PSA.

            "Trustee" shall have the meaning set forth in the Preliminary Statement hereof.

            SECTION 1.02. General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect from time to time;

          (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (iv) a reference to a Subsection without further reference to a
     Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (vi) the terms "include" and "including" shall mean without limitation by reason of enumeration.

                                   ARTICLE II

           CONTRACT FOR PRIMARY SERVICING; DOCUMENTS; REPRESENTATIONS

            SECTION 2.01. Contract for Primary Servicing.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, and the Sub-Servicer, by execution and delivery of this Agreement, does hereby contract with the Master Servicer, subject to the terms of this Agreement, for the primary servicing of the Mortgage Loans by the Sub-Servicer, such primary servicing to commence on the Closing Date. Simultaneously with such execution and delivery, the parties hereby acknowledge the provisions of the PSA, and the Sub-Servicer shall deliver to the Master Servicer an Officer's Certificate of the Sub-Servicer, substantially in the form of Exhibit A hereto, including all attachments thereto.

            SECTION 2.02. Possession of Mortgage Loan Documents.

            On and after the Closing Date, the Sub-Servicer shall hold any portion of the Mortgage File as is in the possession of the Sub-Servicer and any portion of the documents (other than documents required to be part of the related Mortgage File) that relate to the origination and servicing of any Mortgage Loan and reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (such documents, the "Servicer Mortgage File") as are in the possession of the Sub-Servicer in trust, on behalf of the Master Servicer for the benefit of the Trustee and the Certificateholders. The Sub-Servicer's possession of any portion of the Mortgage File or Servicer Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Upon written request, the Sub-Servicer shall reasonably promptly forward to the Master Servicer copies of such documents then in the possession of the Sub-Servicer. Notwithstanding the foregoing, the Sub-Servicer shall be entitled to retain in its possession at all times a photocopy of the Mortgage File documents with respect to the Mortgage Loans. Any portion of the Mortgage File or Servicer Mortgage File retained by the Sub-Servicer shall be segregated from all assets of the Sub-Servicer and shall be identified to reflect clearly the ownership of the Mortgage Loans by the Trustee, on behalf of the Certificateholders, and by the Companion Holders. The Sub-Servicer shall release from its custody any portion of the Mortgage File or Servicer Mortgage File only in accordance with this Agreement and the PSA.

            SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer.

            (a) The Sub-Servicer hereby represents and warrants to the Master Servicer and to the Trustee, for its own benefit and the benefit of the Certificateholders, to the Depositor and to each Companion Holder, as of the Closing Date, that:

          (i) It is a national banking association duly organized under the laws of the United States of America; and shall be and thereafter remain, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect the Sub-Servicer's ability to perform its obligations hereunder in accordance with the terms of this Agreement;

          (ii) The Sub-Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. The Sub-Servicer has duly and validly authorized the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Sub-Servicer; and this Agreement, assuming the due authorization, execution and delivery thereof by the Master Servicer, evidences the valid and binding obligation of the Sub-Servicer enforceable against the Sub-Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its charter or by-laws or
     (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this Agreement;

          (iv) No litigation is pending or, to the Sub-Servicer's knowledge, threatened, against it, that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

          (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder;

          (vi) The performance of the services by the Sub-Servicer contemplated by this Agreement are in the ordinary course of business of the Sub-Servicer and the Sub-Servicer possesses all licenses, permits and other authorizations necessary to perform its duties hereunder;

          (vii) It has errors and omissions insurance coverage that is in full force and effect and complies with the requirements of Section 3.01(c) hereof; and

          (viii) In its capacity as interim Master Servicer of the Mortgage Loans prior to the date hereof, the Sub-Servicer has serviced the Mortgage Loans in accordance with their terms and in accordance with any interim servicing agreement applicable to such Mortgage Loans at all relevant times during which it was interim Master Servicer.

            (b) It is understood and agreed that the representations and warranties set forth in Section 2.03(a) shall survive the Closing Date. Upon discovery by the Sub-Servicer of a breach of any of such representations and warranties, the Sub-Servicer shall give prompt written notice to the Master Servicer.

                                  ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

            SECTION 3.01. General Provisions; Servicing Duties.

            (a) The Sub-Servicer, as an independent contractor, shall perform its servicing and administrative duties hereunder for and on behalf of the Trust and for the benefit of the Certificateholders and the Companion Holders as a collective whole, in a manner consistent with the Servicing Standard and the requirements, guidelines, procedures and restrictions imposed upon the Master Servicer under the relevant sections of the PSA. Under no circumstance shall the Sub-Servicer make or have an obligation to make any Advances. Except as provided herein, the Sub-Servicer shall pay all expenses incurred by it in connection with servicing activities hereunder, including the fees of any sub-subservicers retained by it. The relationship of the Sub-Servicer to the Master Servicer under this Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

            (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the PSA specifically incorporated herein pursuant to Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified and supplemented by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies, the Paying Agent and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the PSA to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Except as otherwise set forth below, for purposes of the Sub-Servicer's duties under this Agreement, references to the Master Servicer in the Incorporated Sections (whether such references are express references to the "Wells Fargo Master Servicer", generic references to the "applicable Master Servicer" or otherwise) shall be deemed to be references to the Sub-Servicer hereunder; provided, however, for the avoidance of doubt, the parties hereto intend that provisions of the PSA relating solely to a "master servicer" other than the Master Servicer shall be disregarded for purposes of the Sub-Servicer's duties hereunder (such modification of the Incorporated Sections, construed in accordance with such proviso, shall be referred to herein as the "References Modification"). For the avoidance of doubt, in no event shall the Master Servicer have any liability to the Sub-Servicer for the failure of any of the Trustee, the Depositor, the Underwriters, the Rating Agencies, the Paying Agent, the Certificateholders or the Companion Holders to perform any obligation imposed on such Person under the PSA.

            (c) The following Sections of the PSA, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified and supplemented as set forth below:

          (i) Sections 1.2 through 1.6 and the third sentence of Section 4.6(c) (insofar as such provisions affect the activities of the Sub-Servicer hereunder);

          (ii) Section 2.2 and Section 2.3(a);

          (iii) Section 5.1(e), (f) and (g); provided, however, that (a) references in each such section to the Master Servicer's Certificate Account shall be construed to refer to the Sub-Servicer Certificate Account and (b) the statement contemplated by Section 5.1(g) shall be delivered to the Master Servicer (and not to the Special Servicer) within ten days following the first anniversary of the Closing Date;

          (iv) Sections 8.1;

          (v) Section 8.2;

          (vi) Section 8.3(a); provided, however, that the Sub-Servicer shall not be permitted to waive any Late Fees or default interest; and, in any case, if the Sub-Servicer enters into a modification, waiver, amendment, consent, grant, approval or direction pursuant to this clause (vi), the Sub-Servicer shall deliver a copy thereof to the Master Servicer promptly following the execution and delivery of such modification, waiver, amendment, consent, grant, approval or direction;

          (vii) Section 8.3(b); and, in addition, in furtherance of the Master Servicer's obligations under Section 4.5 of the PSA, the Sub-Servicer shall use efforts consistent with the Servicing Standard to collect (but shall have no further obligation to collect), with respect to the Mortgage Loans that are not Specially Serviced Mortgage Loans, Late Fees and default interest from the Mortgagor in an amount sufficient to pay Advance Interest incurred and unpaid with respect to such Mortgage Loan arising on or after the Cut-Off Date;

          (viii) Section 8.3(d);

          (ix) Section 8.3(e); provided, however, that (a) references to an Escrow Account shall be construed to refer to a Sub-Servicer Escrow Account and (b) references to the Master Servicer Remittance Date shall be construed to refer to the Sub-Servicer Remittance Date.

          (x) Section 8.3(g);

          (xi) Section 8.3(h);

          (xii) Section 8.3(i);

          (xiii) Section 8.3(k);

          (xiv) Section 8.5;

          (xv) Section 8.6; provided, however, that (i) the Sub-Servicer shall not make any Advances, (ii) the Sub-Servicer shall obtain the approval of the Master Servicer (in addition to any other Persons specified in such Section 8.6) prior to making any decision to force place insurance and
     (iii) the Sub-Servicer shall obtain the approval of the Master Servicer (in addition to any other Persons specified in such Section 8.6) for any determination to waive any insurance requirements;

          (xvi) Section 8.7; provided, however, that the Sub-Servicer shall not enter into a modification, waiver, amendment, consent, grant, approval or direction under such Section 8.7 unless the Sub-Servicer has complied with any applicable provisions of Section 9.39 and Section 12.3 of the PSA and has engaged in all consultations and obtained all consents and approvals (whether from the Special Servicer, any Companion Holders, the Operating Adviser or otherwise) and Rating Agency Confirmations as may be a condition to entering into such modification, waiver, amendment, consent, grant, approval or direction under the terms of the PSA and/or the Intercreditor Agreements; and, in any case, if the Sub-Servicer enters into a modification, waiver, amendment, consent, grant, approval or direction pursuant to this clause (xvi), the Sub-Servicer shall deliver a copy thereof to the Master Servicer promptly following the execution and delivery of such modification, waiver, amendment, consent, grant, approval or direction;

          (xvii) Section 8.8;

          (xviii) Section 8.9;

          (xix) Section 8.11(b); provided, however, that references to the Master Servicer's Certificate Account shall be construed to refer to the Sub-Servicer Certificate Account and, in addition to the other requirements set forth in such subsection, the Sub-Servicer shall deliver a copy of the required information to the Master Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection) simultaneously with the delivery thereof to the Persons to whom such materials must otherwise be delivered under such subsection;

          (xx) Section 8.11(c); provided, however, that references to the Master Servicer's Certificate Account shall be construed to refer to the Sub-Servicer Certificate Account;

          (xxi) Section 8.11(e); provided, however, that such provision shall apply under this Agreement only insofar as it relates to the activities of the Sub-Servicer under the preceding clause (xx);

          (xxii) Section 8.11(g) and (h); provided, however, that (a) the Sub-Servicer shall not be required to deliver the Delinquent Loan Status Report, Historical Loan Modification and Corrected Mortgage Loan Report or REO Status Report; and (b) each report that is required to be delivered by the Sub-Servicer shall be so delivered not later than 1:00 p.m. (New York City time) in each month (1) in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan, to the Master Servicer by no later than 1:00 p.m. (New York City time) on the Sub-Servicer Remittance Date in such month, (2) in connection with the "serviced companion loan" (as defined in the PSA) evidenced by the promissory note designated "Note A-5" to the related Companion Holder by no later than 1:00 p.m. (New York City time) on the applicable Companion Loan Report Date in such month and (3) in connection with each other Mortgage Loan that constitutes a "serviced companion loan" (as defined in the PSA), to the related Companion Holder on the applicable Companion Loan Report Date in such month. In addition:

          (A) On a quarterly basis, or before the 25th calendar day of each January, April, July and October of each year, commencing in January 2007, the Sub-Servicer shall deliver to the Master Servicer the Loan Status Reports in the form attached hereto as Exhibit C.

          (B) The Sub-Servicer shall execute and deliver to the Master Servicer a certification substantially in the form set forth in Exhibit D hereto no later than the 25th calendar day of each January, April, July and October, commencing in July 2007 (the date of such delivery, in each case, a "Reconciliation Certification Date"), with respect to the three consecutive calendar months (or portion thereof following the Closing Date) immediately preceding the calendar month in which such Reconciliation Certification Date falls.

          (C) On a monthly basis, the Sub-Servicer shall deliver to the Master Servicer and each Companion Holder a report substantially in the form of, and containing the information called for in, the downloadable form of the "Total Loan Report" available as of the Closing Date on the CMSA Website (or such other form for the presentation of such information and containing such additional information as may from time to time be approved by the CMSA for commercial mortgage securities transactions generally). Such report shall be delivered each month to (1) in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan, the Master Servicer by no later than 1:00 p.m. (New York City time) on the Sub-Servicer Remittance Date in such month, (2) in connection with the "serviced companion loan" (as defined in the PSA) evidenced by the promissory note designated "Note A-5", to the related Companion Holder by no later than 1:00 p.m. (New York City time) on the applicable Companion Loan Report Date in such month and (3) in connection with each other Mortgage Loan that constitutes a "serviced companion loan" (as defined in the PSA), to the related Companion Holder on the applicable Companion Loan Report Date in such month.

          (D) Not later than the close of business on the first Business Day of each month, the Sub-Servicer shall prepare and deliver to the Master Servicer, and to the Companion Holder of the "serviced companion loan" (as defined in the PSA) evidenced by the promissory note designated "Note A-5", a Day One Report in the form of and setting forth the information called for by Exhibit E with respect to each of the Mortgage Loans.

          (xxiii) Section 8.11(h);

          (xxiv) Section 8.14; provided, however, that (a) in addition to the other requirements set forth in such subsection, each CMSA Operating Statement Analysis Report and each CMSA Financial File relating to a quarterly period shall be delivered to the Master Servicer within 95 days after the end of each applicable quarter and (b) the Sub-Servicer shall prepare the NOI Adjustment Worksheet and the CMSA Operating Statement Analysis Report relating to annual operating or financial statements and rent rolls not later than 35 days after receipt of the operating or financial statements and rent rolls but in no event later than June 1 of the applicable year; and (c) all operating statements, rent rolls and financial statements, CMSA Operating Statement Analysis Reports, CMSA Financial Files and CMSA NOI Adjustment Worksheets shall be delivered by the Sub-Servicer to the Master Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection) simultaneously with the delivery thereof to the Persons to whom such materials must otherwise be delivered under such subsection;

          (xxv) Section 8.15(g); provided, however, that the Sub-Servicer shall make a Servicing Officer available to answer questions from the Master Servicer and/or the Operating Adviser;

          (xxvi) Section 8.16;

          (xxvii) Section 8.17; provided, however, that, in addition to the other requirements set forth in such subsection, the Sub-Servicer shall deliver a copy of each inspection report to the Master Servicer (in addition to the Persons to whom such materials must otherwise be delivered under such subsection) simultaneously with the delivery thereof to the Persons to whom such materials must otherwise be delivered under such subsection;

          (xxviii) Section 8.18; provided, however, that the Sub-Servicer shall not enter into a modification, waiver, amendment, consent, grant, approval or direction under such Section 8.18 unless the Sub-Servicer has complied with any applicable provisions of Section 9.39 and Section 12.3 of the PSA and has engaged in all consultations and obtained all consents and approvals (whether from the Special Servicer, any Companion Holders, the Operating Adviser or otherwise) and Rating Agency Confirmations as may be a condition to entering into such modification, waiver, amendment, consent, grant, approval or direction under the terms of the PSA and/or the Intercreditor Agreements; and, in any case, if the Sub-Servicer enters into a modification, waiver, amendment, consent, grant, approval or direction pursuant to this clause (xxviii), the Sub-Servicer shall deliver a copy thereof to the Master Servicer promptly following the execution and delivery of such modification, waiver, amendment, consent, grant, approval or direction;

          (xxix) Section 8.27; and

          (xxx) Article XII (insofar as it affects the activities of the Sub-Servicer hereunder);

          (xxxi) Notwithstanding any contrary provision set forth above in this subsection (c), the Sub-Servicer shall not be authorized to enter into any modification, waiver, consent or amendment except pursuant to and in accordance with clause (vi), clause (xvi) and clause (xxviii) above and shall not be authorized to enter into a sale of the Beacon Seattle & DC Portfolio Trust Mortgage Loan on behalf of the Trust Fund. If the Sub-Servicer receives a request for any modification, waiver, consent or amendment, other than pursuant to and in accordance with clause (vi), clause (xvi) and clause (xxviii) above, the Sub-Servicer shall promptly forward such request and all pertinent information to the Master Servicer. Also notwithstanding any contrary provision set forth above in this subsection (c), the Sub-Servicer shall not be permitted or required to make any Advances.

            (d) In addition, the parties further agree as follows:

               (i)  Advances.

               (A) The Primary shall notify the Master Servicer whenever a Servicing Advance is required to be made with respect to the Mortgage Loans or the Mortgaged Property. Each such notice and request shall be made, in writing, not less than five
                    (5) Business Days (and, to the extent reasonably practicable, at least ten (10) Business Days), or, in exigent circumstances not arising from the fault of the Sub-Servicer, as early as practicable in a shorter period, in advance of the date on which the subject Servicing Advance is to be made and shall be accompanied by such information and documentation regarding the subject Servicing Advance as the Master Servicer may reasonably request. In addition, the Sub-Servicer shall not be entitled to make such a request for Servicing Advances more frequently than once per calendar month (although such request may relate to more than one Servicing Advance) except in exigent or emergency circumstances.

               (ii) Sub-Servicer Certificate Account.

               (A) On or before the Closing Date, the Sub-Servicer shall establish the Sub-Servicer Certificate Account, which shall be an Eligible Account, notify the Master Servicer in writing of the name and address of the depository institution at which the Sub-Servicer Certificate Account is maintained and the account number of the Sub-Servicer Certificate Account. The Sub-Servicer shall deliver to the Master Servicer prior written notice of any change in the location, name or address of the applicable depository institution or account number of the Sub-Servicer Certificate Account. The Sub-Servicer shall deposit all payments and collections received by the Sub-Servicer into the Sub-Servicer Certificate Account within two Business Days following receipt.

               (B) On or before the Closing Date, the Sub-Servicer shall establish and maintain a sub-account of the Sub-Servicer Certificate Account (such sub-account, a "Sub-Servicer Serviced Companion Loan Custodial Account") with respect to each Companion Loan to be held for the benefit of the related Companion Holder. If a promissory note evidencing a Companion Loan is reallocated or divided into multiple promissory notes pursuant to the terms of an Intercreditor Agreement, then the Sub-Servicer shall, upon receipt of a copy of the related documents pursuant to such Intercreditor Agreement, terminate the Sub-Servicer Serviced Companion Loan Custodial Account existing for such Companion Loan prior to the reallocation or division and establish a Sub-Servicer Serviced Companion Loan Custodial Account for the related Companion Holder of each the replacement promissory notes.

               (C) The Sub-Servicer shall from time to time allocate payments and collections received on or in respect of the Mortgage Loans in accordance with the PSA and the Intercreditor Agreements. For the avoidance of doubt, if the Sub-Servicer has notice or knowledge of fees, expenses, reimbursements or other amounts that have been incurred or that have accrued on or in respect of the Mortgage Loans, then the Sub-Servicer shall take account of such amounts in making allocations pursuant to the Intercreditor Agreements. The Master Servicer shall be entitled to provide instructions to the Sub-Servicer with respect to allocations under the Intercreditor Agreements, in which case the Sub-Servicer shall comply with such instructions.

               (D) The Sub-Servicer shall not withdraw funds from the Sub-Servicer Certificate Account (including the sub-accounts thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts), except as follows: (1) to make remittances required under subsection (E) below; (2) if the Master Servicer so directs, to pay to or at the direction of the Master Servicer any fees, expenses or reimbursements payable to one or more parties to the PSA, which fees, expenses or reimbursements have become due and payable under the terms of the PSA and are payable from collections received on or in respect of the Mortgage Loans; (3) the Sub-Servicer shall be entitled to withdraw and pay to itself any investment or other income earned on amounts on deposit in the Sub-Servicer Certificate Account (including the sub-accounts thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts) to which it is entitled; (4) the Sub-Servicer shall withdraw and pay to itself each other item of compensation to which it is entitled (but only from the amounts from which such compensation is payable as otherwise provided herein) and
                    (5) the Sub-Servicer shall be entitled to withdraw from the Sub-Servicer Certificate Account at any time any amounts on deposit therein that were not required to be deposited into the Sub-Servicer Certificate Account. The Sub-Servicer shall keep and maintain separate accounting for the purpose of justifying any withdrawals or transfers made from the Sub-Servicer Certificate Account (and/or the Sub-Servicer Serviced Companion Loan Custodial Accounts).

               (E) Not later than 1:00 p.m. (New York City time) on the Sub-Servicer Remittance Date in each month, the Sub-Servicer shall withdraw from the Sub-Servicer Certificate Account (including the sub-accounts thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts) and remit to the Master Servicer all amounts on deposit in the Sub-Servicer Certificate Account (including the sub-accounts thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts) as of the close of business on the Determination Date, net of (1) all withdrawals that the Sub-Servicer is then required or entitled to make from the Sub-Servicer Certificate Account pursuant to subsection (D) and (2) the amounts to which the --------------- Companion Holders are then properly entitled under the Intercreditor Agreements; provided, -------- however, that, notwithstanding the preceding ------- clause (2), the Sub-Servicer shall nonetheless remit to the Master Servicer any Master Servicing Fees (if any) that are due and payable (in accordance with the PSA) in respect of the Companion Loans. Not later than 1:00 p.m. (New York City time) on the Companion Loan Remittance Date in each month, the Sub-Servicer shall withdraw from the Sub-Servicer Certificate Account (including the portions thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts) and remit to the related Companion Holder the portion of all amounts on deposit in the Sub-Servicer Certificate Account (including the portions thereof that constitute the Sub-Servicer Serviced Companion Loan Custodial Accounts) to which such Companion Holder is then properly entitled under the Intercreditor Agreements (net of any Master Servicing Fees (if any) and Sub-Servicing Fees that are due and payable in respect of such Companion
                    Loan). Notwithstanding the foregoing, the parties acknowledge that the PSA does not entitle the Master Servicer to Master Servicing Fees on any Companion Loan. The Sub-Servicer shall remit to the Master Servicer any late payments received on and properly allocable to the Beacon Seattle & DC Portfolio Trust Mortgage Loan within one Business Day following the Sub-Servicer's receipt thereof. The Sub-Servicer shall remit to each Companion Holder any late payments received on and properly allocable to the related Companion Loan within one Business Day following the Sub-Servicer's receipt thereof. All remittances hereunder shall be made by wire transfer of immediately available funds.

               (F) Not later than the time of each remittance of funds to the Master Servicer or any Companion Holder pursuant to subsection (E), the Sub-Servicer shall deliver (by electronic means) to the Master Servicer or such Companion Holder, as the case may be, a remittance report substantially in the form attached hereto as Exhibit B, unless (in the case of a Companion Holder) such Companion Holder waives the delivery thereof and a copy of such waiver is delivered to the Master Servicer.

               (iii) Prepayment Interest Shortfalls.

               (A) If a Prepayment Interest Shortfall occurs in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan with respect to any Distribution Date (unless incurred while the Beacon Seattle & DC Portfolio Trust Mortgage Loan is a Specially Serviced Mortgage Loan or Defaulted Mortgage
                    Loan), then the Sub-Servicer shall pay to the Master Servicer (out of the Sub-Servicer's own funds without right of reimbursement therefor) a compensating interest payment in the amount of such Prepayment Interest Shortfall; provided, however, that the Sub-Servicer shall ------- not be required to pay such compensating interest payment in an amount in excess of the product of (1) the aggregate "compensating interest payment" that is required to be made for the applicable Distribution Date by the Master Servicer in connection with all mortgage loans serviced by the Master Servicer under the PSA and (2) the ratio of (a) the Prepayment Interest Shortfall occurring in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan for such Distribution Date that is taken account of in the calculation of such compensating interest payment that is required to be made by the Master Servicer in connection with all mortgage loans serviced by the Master Servicer under the PSA to (b) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date for all mortgage loans serviced by the Master Servicer under the PSA that are taken account of in the calculation of such compensation interest payment. Any payment required to be made by the Sub-Servicer as described above shall be remitted to the Master Servicer on the Sub-Servicer Remittance Date immediately preceding the related Distribution Date for which the applicable Prepayment Interest Shortfall arose. If any amounts similar to Prepayment Interest Shortfalls are required to be paid by a primary servicer of the Companion Loans to any Companion Holder under the terms of an Intercreditor Agreement, then the Sub-Servicer shall pay such amount to such Companion Holder as and when due under the terms of such Intercreditor Agreement. If the aggregate amount of all Prepayment Interest Excesses for any Distribution Date occurring in connection with all mortgage loans serviced by the Master Servicer under the PSA exceeds the aggregate amount of all Prepayment Interest Shortfalls for such Distribution Date occurring in connection with all mortgage loans serviced by the Master Servicer under the PSA, the Sub-Servicer shall be entitled to retain the product of (1) any Prepayment Interest Excess for such Distribution Date occurring in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan and (2) the ratio of (a) such Prepayment Interest Excess for such Distribution Date occurring in connection with the Beacon Seattle & DC Portfolio Trust Mortgage Loan to (b) the aggregate amount of all Prepayment Interest Excesses for such Distribution Date occurring in connection with all mortgage loans serviced by the Master Servicer under the PSA.

               (iv) Sub-Subservicers.

               (A) The Sub-Servicer shall supervise, administer, monitor, enforce and oversee the servicing of the applicable Mortgage Loans by any Sub-Subservicer appointed by it. The terms of any arrangement or agreement between the Sub-Servicer and a Sub-Subservicer shall provide that such agreement or arrangement may be terminated, without cause and without the payment of any termination fees, by the Master Servicer or the Trustee in the event the Sub-Servicer is terminated in accordance with this Agreement. In addition, none of the Master Servicer, the Trustee, the Special Servicer, the Paying Agent, the Certificateholders or any Companion Holder shall have any direct obligation or liability (including, without limitation, indemnification obligations) with respect to any Sub-Subservicer. The Sub-Servicer shall pay the costs of enforcement against any of its Sub-Subservicers at its own expense, but shall be reimbursed therefor only
                    (i) from a general recovery resulting from such enforcement only to the extent that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. Notwithstanding the provisions of any primary servicing agreement or sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Sub-Servicer or a Sub-Subservicer, or reference to actions taken through a Sub-Subservicer or otherwise, the Sub-Servicer shall remain obligated and liable to the Master Servicer, the Trustee, the Paying Agent, the Special Servicer, any Companion Holder and the Certificateholders for the servicing and administering of the applicable Mortgage Loans in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of indemnification from a Sub-Subservicer and to the same extent and under the same terms and conditions as if the Sub-servicer alone were servicing and administering the Mortgage Loans. The Sub-Servicer shall notify the Master Servicer in writing promptly of the appointment by it of any Sub-Subservicer.

               (B) Subject to the limitations of subsection (A), the Sub-Servicer may appoint one or more Sub-Subservicers to perform all or any portion of its duties hereunder for the benefit of the Master Servicer, the Trustee, the Certificateholders and the Companion Holders; provided, however, that (1) any decision or recommendation involving the exercise of the Sub-Servicer's discretion as a "lender" under any loan document with respect to the Mortgage Loans shall be exercised only by the Sub-Servicer and may not be delegated to a Sub-Subservicer; and (2) the Sub-Servicer shall not enter into a sub-servicing agreement with any party that is a Prohibited Party.

               (C) Notwithstanding anything herein to the contrary, any sub-servicing agreement with a Sub-Subservicer shall provide that (i) the failure of the related Sub-Subservicer to comply with any of the requirements of Article XIII of the PSA, (ii) the failure of the related Sub-Subservicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any commercial mortgage loan securitization similar to the Subject Securitization Transaction or (iii) any Sub-Subservicer who is deemed to be a Prohibited Party at any time during which the Trust or any Other Securitization Trust is subject to the reporting requirements of the Exchange Act shall constitute an event of default by such Sub-Subservicer upon the occurrence of which the Sub-Servicer shall, and the Master Servicer, the Special Servicer, the Depositor and/or any Other Securitization Depositor may, immediately terminate the related Sub-Subservicer and that such termination shall be deemed for cause.

               (D) Without limiting the generality of the foregoing clauses (A) through (C), the Sub-Servicer shall be permitted to employ, at its own expense, subcontractors to perform selected services (such as the engagement of tax monitoring services, property inspections, etc.) in connection with Sub-Servicer's performance of its duties with respect to the Mortgage Loans; provided, however, that: (1) the authority of the Sub-Servicer to employ such subcontractors shall not exceed the authority of the Master Servicer to do so under the PSA and any such employment shall be subject to the same terms and conditions as would be imposed on the Master Servicer under the PSA in connection with the Master Servicer's employment of such subcontractors; (2) the Sub-Servicer shall remain fully liable at all times for the timely performance of all of its duties and obligations hereunder; (3) the terms of such an arrangement shall not be binding upon the Master Servicer or any successor primary servicer or subservicer of the Mortgage Loans; (4) no such arrangement shall obligate the Master Servicer to communicate or deal with any Person under this Agreement other than the Sub-Servicer; (5) no such arrangement shall result in the delegation by the Sub-Servicer of its duty to make any recommendation for the granting or withholding of any consent or waiver or the making of any other decision on the part of the holder of any Mortgage Loan; (6) such arrangements taken together shall not result in the delegation by the Sub-Servicer of substantially all of its duties hereunder to any one Person or group of Affiliated Persons; and (7) the Sub-Servicer shall maintain and perform policies and procedures to monitor such subcontractors' performance of the services for which they are employed.

               (v)  Reserve Collateral.

               (A) If and to the extent that (a) a mezzanine lender, pursuant to a mezzanine intercreditor agreement, or a Companion Holder, pursuant to the Intercreditor Agreements, is entitled to post cash, letter of credit or other reserve collateral as a condition to retaining consent or approval rights that would otherwise terminate or be abated or suspended, (b) such lender or holder so posts any such cash, letter of credit or other reserve collateral and (c) the PSA and Intercreditor Agreements otherwise grants to the Master Servicer the right to hold such cash, letter of credit or other reserve collateral, then, as between the Master Servicer, on the one hand, and the Sub-Servicer, on the other, the Sub-Servicer shall hold such cash, letter of credit or other reserve collateral but the Sub-Servicer shall not draw upon or liquidate such cash, letter of credit or other reserve collateral unless the Sub-Servicer has obtained the consent of the Master Servicer and any other parties whose consent is required as a condition to such draw or liquidation.

            SECTION 3.02. Sub-Servicer Compensation.

            As consideration for the Sub-Servicer's performance hereunder, the Sub-Servicer shall be entitled to deduct (and retain from the remittance otherwise required to be made to the Master Servicer and the Companion Holders) the related Sub-Servicing Fees with respect to the related Collection Period. The Sub-Servicer's rights to the Sub-Servicing Fees may not be transferred in whole or in part except in connection with the transfer of all of the Sub-Servicer's responsibilities and obligations under this Agreement.

            As further consideration for the Sub-Servicer's performance hereunder, the Sub-Servicer shall be entitled to net income and gain realized from any investment of funds on deposit in the Sub-Servicer Certificate Account, to the extent provided in Section 3.01(c)(iii), and any net interest or other income earned on deposits in the Sub-Servicer Escrow Accounts, to the extent provided in Section 3.01(c)(iii) and not required to be paid to any Mortgagor under applicable law.

            As additional consideration for the Sub-Servicer's performance hereunder, the Sub-Servicer shall be entitled to retain, and (subject to any contrary provisions of the PSA or any Intercreditor Agreement) shall not be required to deposit into the Sub-Servicer Certificate Account pursuant to
Section 3.01(d)(ii)(A), additional servicing compensation in the form of:

          (i) the product of (a) Modification Fees, assumption application fees, assumption fees and forbearance fees relating to the Mortgage Loans, to the extent that the Master Servicer is otherwise entitled thereto under the Intercreditor Agreements and Section 5.2(a)(i) of the PSA and (b) either 100% (if the Sub-Servicer is authorized hereunder to enter into the transaction without the consent or deemed consent of the Master Servicer) or 50% (if the Sub-Servicer is authorized hereunder to enter into the transaction only with the consent or deemed consent of the Master Servicer);

          (ii) 100% of defeasance fees relating to the Mortgage Loans, to the extent that the Master Servicer is otherwise entitled thereto under the Intercreditor Agreements and the PSA; and

          (iii) other usual and customary charges and fees actually received from Mortgagors, to the extent that the Master Servicer is otherwise entitled thereto under Section 8.10(b) of the Pooling and Servicing Agreement;

provided, however, that, in each case, (1) any fee shall be considered in the above clauses only to the extent that such fee is paid by the Mortgagor and only to the extent that all amounts then due and payable with respect to the related Mortgage Loan have been paid, (2) in no event shall the Sub-Servicer be entitled to Prepayment Premiums, Yield Maintenance Charges or Excess Interest and (3) the Sub-Servicer shall be entitled to Late Fees and default interest only to the extent provided in the next succeeding paragraph.

            As additional consideration for the Sub-Servicer's performance hereunder, the Sub-Servicer shall be entitled to 50% of any Late Fees relating to the Mortgage Loans that the Master Servicer is otherwise entitled to retain for its own account under the PSA and the Intercreditor Agreements and 50% of any default interest relating to the Mortgage Loans that the Master Servicer is otherwise entitled to retain for its own account under the PSA and the Intercreditor Agreements.

                                   ARTICLE IV

                   ANNUAL COMPLIANCE DOCUMENTS; REGULATION AB

            SECTION 4.01. Regulation AB Compliance and Related Provisions of the PSA.

            The Sub-Servicer acknowledges that it is initially an "Additional Servicer", a "Sub-Servicer", a "Servicing Function Participant" and a "Reporting Servicer" within the meaning of the PSA and that, for purposes of this Agreement, the Sub-Servicer shall be deemed to continue to constitute such an "Additional Servicer", a "Sub-Servicer", a "Servicing Function Participant" and a "Reporting Servicer" unless and until the Master Servicer reasonably determines otherwise. The Sub-Servicer agrees to perform any and all duties and obligations that Article XIII of the PSA states must be performed by an "Additional Servicer", a "Sub-Servicer", a "Servicing Function Participant" and/or a "Reporting Servicer" and any and all duties and obligations that the Master Servicer is required to use reasonable efforts to cause an "Additional Servicer", a "Sub-Servicer", a "Servicing Function Participant" and/or a "Reporting Servicer" to perform under Article XIII of the PSA. In addition, by its execution hereof, the Sub-Servicer agrees to such duties and obligations also for the benefit of the Master Servicer as if such duties and obligations inured directly to the benefit of the Master Servicer (in addition to any other party to whom the benefit of any such duty or obligation may otherwise inure under Article XIII of the PSA). For the avoidance of doubt, if the Sub-Servicer engages any "Subcontractor" within the meaning of the PSA, then the Sub-Servicer shall cause such "Subcontractor" to perform any and all obligations that a "Servicer" is required to cause such a "Subcontractor" to perform under the
Article XIII of the PSA. In any case, however, any annual compliance certificate, any annual report of assessment of compliance with servicing criteria and any accountants' attestation report shall be delivered not later than March 15th (with no grace period) of each applicable year.

            SECTION 4.02. Additional Requirements.

            In addition to the duties and obligations contemplated by Section 4.01, the Sub-Servicer agrees as follows:

            (a) Accounting Firm Attestation. The firm that renders the attestation report for the Sub-Servicer pursuant to Item 1122 of Regulation AB, as contemplated under Section 13.11 of the PSA, shall be a firm that is registered with the Public Company Accounting Oversight Board and either shall be a "big four" accounting firm or shall be subject to the reasonable approval of the Master Servicer.

            (b) Copies of Reports and Information. The Sub-Servicer shall deliver or caused to be delivered to the Master Servicer a copy of each notice, report, certification or other document delivered by or on behalf of the Sub-Servicer to any Person other than the Master Servicer under Article XIII of the PSA, in each case simultaneously with the delivery thereof to such other Person.

            (c) Disclosure of Agreement and Reports. The Sub-Servicer hereby consents to the filing with the SEC, and the unrestricted disclosure to the public, of this Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (d) Merger and Assignment. Notwithstanding any provision of this Agreement to the contrary, and in addition to the provisions set forth in
Section 5.01, as long as (but only for so long as) the Trust or any Other Securitization Trust is subject to the reporting requirements of the Exchange Act, the Sub-Servicer may not remain the Sub-Servicer under this Agreement after
(x) being merged or consolidated with or into any Person that is a Prohibited Party, or (y) transferring all or substantially all of its assets to any Person if such Person is a Prohibited Party, unless the Depositor and each Other Securitization Depositor consents to such merger, consolidation or transfer, such consent not be unreasonably withheld (and if, within 45 days following the date of delivery of a notice by the Sub-Servicer to the Depositor or such Other Securitization Depositor of any merger or similar transaction, such Depositor or such Other Securitization Depositor shall have failed to notify the Sub-Servicer of the Depositor's or such Other Securitization Depositor's determination to grant or withhold such consent, such failure shall be deemed to constitute a grant of such consent by such Depositor or such Other Securitization Depositor, as the case may be).

            SECTION 4.03. Indemnification.

            The Sub-Servicer shall indemnify and hold harmless the Master Servicer and each Certification Indemnitee from and against any claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such Certification Indemnitee arising out of (i) an actual breach by the Sub-Servicer of its obligations under this Article IV, or (ii) any failure of any "Additional Servicer", "Servicing Function Participant" or "Reporting Servicer" (as defined in the PSA) retained by the Sub-Servicer to perform the obligations imposed or contemplated to be imposed on such servicer under Article XIII of the PSA by the times required therein.

            The Sub-Servicer shall cause each "Additional Servicer", "Servicing Function Participant" and "Reporting Servicer" (as defined in the PSA) with which it has entered into or may hereafter enter into a servicing relationship with respect to the Mortgage Loans to indemnify and hold harmless the Master Servicer and each Certification Indemnitee from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by the Master Servicer or such Certification Indemnitee arising out of a breach of its obligations to the Master Servicer, the Paying Agent, the Depositor or the Trustee to provide any of the annual compliance statements or annual assessment of compliance reports or attestation reports pursuant to the applicable sub-servicing agreement.

            If the indemnification provided for under this Section 4.03 is unavailable or insufficient to hold harmless the Master Servicer or any Certification Indemnitee, then the Sub-Servicer shall (or the Sub-Servicer shall cause the applicable "Additional Servicer", "Servicing Function Participant" and "Reporting Servicer" (as defined in the PSA) with which it has entered into a servicing relationship to) contribute to the amount paid or payable to the Master Servicer or such Certification Indemnitee as a result of the losses, claims, damages or liabilities of the Master Servicer or such Certification Indemnitee in such proportion as is appropriate to reflect the relative fault of the Master Servicer or such Certification Indemnitee on the one hand and the Sub-Servicer (or such "Additional Servicer", "Servicing Function Participant" and "Reporting Servicer") on the other in connection with a breach of the obligations of the Sub-Servicer (or such "Additional Servicer", "Servicing Function Participant" and "Reporting Servicer") pursuant to this Article IV or
Article XIII of the PSA (or breach of its obligations under the applicable sub-servicing agreement to provide any of the annual compliance statements or annual servicing criteria compliance reports or attestation reports). This
Section 4.03 shall survive the termination of this Agreement or the earlier resignation or removal of the Sub-Servicer.

                                   ARTICLE V

                 REGARDING THE MASTER SERVICER AND SUB-SERVICER

            SECTION 5.01. Merger or Consolidation of the Sub-Servicer.

            Subject to the following paragraph, the Sub-Servicer will keep in full effect its existence, rights and good standing as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized and will preserve its ability to do business in each jurisdiction in which the Mortgaged Properties are located to the extent necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans or to perform its duties under this Agreement.

            The Sub-Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Sub-Servicer, and shall be deemed to have assumed all of the liabilities of the Sub-Servicer hereunder, in each case without the execution or filing of any paper; provided, however, that no successor or surviving Person shall succeed to the rights of the Sub-Servicer unless the Sub-Servicer has delivered or cause to have been delivered to the Master Servicer a Rating Agency Confirmation to the effect that such merger or consolidation or transfer of assets and succession will not result in a qualification, downgrade or withdrawal of any rating assigned by a Rating Agency to any Class of Certificates. The provisions set forth above in this paragraph shall be subject to the additional conditions set forth in Section 4.02(d) hereof.

            SECTION 5.02. Assignment; Mutual Termination; and Resignation.

            (a) This Agreement and the rights and benefits hereunder of the Sub-Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Sub-Servicer shall be entitled to employ sub-subservicers and/or subcontractors to the extent provided in Section 3.01(d)(iv) and (ii) the Sub-Servicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) with the reasonable approval of the Master Servicer, provided that (in the case of this subclause (ii)) the proposed successor to the Sub-Servicer then (a) is rated "above average" or the equivalent by each Rating Agency, (b) has at least $15,000,000 in total assets, (c) is an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans and (d) is the subject of a Rating Agency Confirmation and a confirmation from each rating agency that has rated any Companion Loan Securities to the effect that the succession will not result in a downgrade, qualification or withdrawal of any rating of any class of Certificates or any class of Companion Loan Securities, as the case may be. Any such assignment under clause (ii) above shall (A) not be effective until such successor Sub-Servicer enters into a written agreement reasonably satisfactory to the Master Servicer agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and (B) not relieve the assigning Sub-Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred in connection with such assignment shall be payable by the assigning Sub-Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void.

            (b) This Agreement shall terminate on the date set forth as the date of termination in an instrument executed by both the Sub-Servicer and the Master Servicer and evidencing their mutual consent that this Agreement be terminated.

            (d) Except as provided in Section 5.02(b) and Section 5.02(b), the Sub-Servicer shall not resign from its obligations and duties hereby imposed on them except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel (obtained at the expense of the resigning Sub-Servicer) to such effect delivered to the Master Servicer, the Trustee and the Companion Holders, together with a notice of resignation from the Sub-Servicer. No such resignation shall become effective until a successor Master Servicer designated by the Master Servicer shall have assumed the Sub-Servicer's responsibilities and obligations under this Agreement.

            SECTION 5.03. Termination and Resignation of the Master Servicer under the PSA.

            (a) If the Master Servicer's responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee, the Trustee shall, without act or deed on the part of the Trustee, succeed to all of the rights and obligations of the Master Servicer under this Agreement (unless a successor master servicer other than the Trustee is designated and appointed pursuant to the PSA, in which case such successor master servicer shall so succeed upon its designation and appointment), and the Sub-Servicer shall be bound to the Trustee (or, if applicable, such successor master servicer) under all of the terms, covenants and conditions of this Agreement with the same force and effect as if the Trustee (or, if applicable, such successor master servicer) was originally the Master Servicer under this Agreement; and the Sub-Servicer does hereby attorn to the Trustee (or, if applicable, such successor master servicer), as the successor Master Servicer hereunder, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee (or, if applicable, such successor master servicer) succeeding to the interest of the Master Servicer hereunder. The Sub-Servicer agrees, however, upon written demand by the Trustee (or, if applicable, such successor master servicer) to promptly execute and deliver to the Trustee an instrument in confirmation of the foregoing provisions, in form and substance reasonably satisfactory to the Trustee (or, if applicable, such successor master servicer).

            (b) If the Master Servicer is terminated under Article VIII of the PSA and no Event of Default then exists under this Agreement, the Trustee (or a successor Master Servicer appointed by it) under the PSA shall assume the terminated Master Servicer's obligations and responsibilities under this Agreement.

            (c) If any Person into which the Master Servicer is merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer is a party, or any Person succeeding to the business of such Master Servicer, becomes the successor of the Master Servicer under the PSA, then such Person shall also be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Person to whom the Master Servicer has assigned its rights and obligations under the PSA becomes the successor of the Master Servicer under the PSA, then such Person shall also be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            (d) The Master Servicer shall not resign from the duties and obligations imposed hereunder, except in connection with a resignation of its duties under the PSA that is effected pursuant to and in accordance with the
Section 8.22 of the PSA. In the case of any such resignation, the resigning Master Servicer shall cause the proposed successor Master Servicer to agree, in writing, to be bound by all of the duties and obligations of the Master Servicer under the terms of this Agreement, without modification, except for modifications which do not adversely affect the rights of the Sub-Servicer hereunder.

            SECTION 5.04. Indemnification; Limitation on Liability.

            (a) The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all liability, claim, loss, out of pocket cost (including reasonable attorneys' fees), penalty, expense or damage of the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) incurred (i) by reason of willful misfeasance, bad faith or negligence in the performance of servicing duties hereunder or reckless disregard of servicing obligations or duties hereunder by such party, (ii) resulting from such party's failure to comply with its other obligations under this Agreement or (iii) resulting from such party's breach of its representations and warranties made in this Agreement. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 5.04 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

            (b) Neither the Master Servicer nor the Sub-Servicer nor any of their respective directors, officers, employees or agents shall be under any liability to the other, the holders of the Certificates, the Companion Holders, the Depositor, the Trustee or any other Person for any action taken or for refraining from the taking of any action in good faith, or using reasonable business judgment, consistent with the Servicing Standard; provided that this provision shall not protect such party or any such person against any liability which would otherwise be imposed by reason of against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties under the Agreement or by reason of negligent disregard of obligations and duties hereunder; and provided, further, that the Sub-Servicer shall not be protected by this statement to any greater extent than the Master Servicer is protected under Section 8.24(a) of the PSA. Each of the Master Servicer and the Sub-Servicer and their respective directors, officers, employees and agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VI

                                     DEFAULT

            SECTION 6.01. Events of Default.

            (a) "Event of Default," wherever used in this Agreement with respect to the Sub-Servicer, means any of the following events:

          (i) any failure by the Sub-Servicer to make any deposit required to be made by the Sub-Servicer to the Sub-Servicer Certificate Account on the day and by the time such deposit is required to be made under the terms of this Agreement or any failure by the Sub-Servicer to remit to the Master Servicer or a Companion Holder when due any amount required to be remitted under this Agreement, which failure (in each case) is not remedied within one (1) Business Day; or

          (ii) any failure by the Sub-Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement, which failure continues unremedied for a period of twenty-five (25) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, however, that, if both the Sub-Servicer certifies to the Master Servicer that the Sub-Servicer is in good faith attempting to remedy such failure and the Certificateholders and Companion Holders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Sub-Servicer to cure such failure; provided, further, that such cure period may not exceed eighty (80) days; and provided, further, that no such cure period shall apply if such failure to perform on the part of the Sub-Servicer would result in an Event of Default by the Master Servicer under the PSA;

          (iii) any breach of the representations and warranties made pursuant to Section 2.03 hereof that materially and adversely affects the interest of the Master Servicer and that continues unremedied for a period of twenty-five (25) days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given by the Master Servicer to Sub-Servicer; provided, however, that , if both the Sub-Servicer certifies to the Master Servicer that the Sub-Servicer is in good faith attempting to remedy such breach and the Certificateholders and Companion Holders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the Sub-Servicer to cure such failure; provided, further, that such cure period may not exceed eighty (80) days; and provided, further, that if such failure to perform on the part of the Sub-Servicer results in an Event of Default (or an event that with notice or the passage of time would constitute such an Event of Default) by the Master Servicer under the PSA, then the cure periods described in this Section clause (iii) shall not apply; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

          (v) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or of or relating to all or substantially all of its property; or

          (vi) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (vii) Moody's has (a) qualified, downgraded or withdrawn its rating or ratings of one or more classes of Certificates or any Companion Loan Securities issued (and such qualification, downgrade or withdrawal shall not have been reversed by Moody's within 60 days of the date thereof), or
     (b) placed one or more classes of Certificates or any Companion Loan Securities on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date thereof), and, in the case of either of clauses (a) or (b), citing servicing concerns with the Sub-Servicer as the sole or material factor in such rating action; or

          (viii) the Sub-Servicer has been removed from S&P's Select Servicer List as a U.S. Commercial Mortgage Primary Servicer, and the Sub-Servicer is not reinstated to such status within sixty (60) days; or

          (ix) if any class of Companion Loan Securities is rated by Fitch, a servicing officer of the Sub-Servicer obtains actual knowledge that Fitch has (a) qualified, downgraded or withdrawn its rating or ratings of any such securities, or (b) has placed any such securities on "watch status" in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or "watch status" placement shall not have been withdrawn by Fitch within 60 days of the date such servicing officer obtained such actual knowledge) and, in the case of either of clauses (a) or (b), cited servicing concerns with the Sub-Servicer as the sole or material factor in such rating action; or

          (x) any other event caused by the Sub-Servicer which creates an Event of Default of the Master Servicer under the PSA; or

          (xi) the Sub-Servicer fails to comply with any of the applicable requirements of Article XIII of the PSA, or, for so long as the Master Servicer is required to provide Exchange Act reporting items under the terms of the PSA, the Sub-Servicer fails to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB (while such reporting is required under Regulation AB) under any other pooling and servicing agreement relating to any transaction similar to the Subject Securitization Transaction;

          (xii) the Sub-Servicer is deemed to be a "Prohibited Party" (as defined in the PSA) at any time during which the Trust or an Other Securitization Trust is subject to the reporting requirements of the Exchange Act.

            The Sub-Servicer agrees to give prompt written notice to the Master Servicer and the Companion Holders upon the occurrence of any Event of Default.

            If the Sub-Servicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes an Event of Default and in addition to any other remedy that the Master Servicer may otherwise have), then interest shall accrue on the amount that was required to be remitted, and the Sub-Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

            (b) If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer, after such termination of the Sub-Servicer's rights hereunder, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. From and after any such termination, the Sub-Servicer shall comply with Section 7.02. The rights of the Master Servicer to terminate the Sub-Servicer upon the occurrence of an Event of Default as set forth above shall be in addition to any other rights the Master Servicer may have at law or in equity.

            (c) Notwithstanding any contrary provision of subsection (a) or subsection (b), if the Sub-Servicer receives a written notice of termination relating solely to an Event of Default set forth in clause (vii), (viii) or (ix) of Section 6.01(a), then the Sub-Servicer shall have an additional forty-five
(45) days from the delivery of such notice to assign this Agreement in accordance with the provisions of Section 5.02(a).

            SECTION 6.02. Other Remedies

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, each of the Trustee and the Master Servicer, in addition to the rights specified in Section 6.01, shall have the right to take all actions now or hereafter existing at law, in equity or by statute to enforce its own rights and remedies and/or to protect the interests, and enforce the rights and remedies, of the Certificateholders and Companion Holders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the Master Servicer shall be entitled to be reimbursed by the Sub-Servicer for the legal fees, expenses and costs of such action and any liability resulting therefrom. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 6.03. Waiver of Defaults

            The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VII

                                   TERMINATION

            SECTION 7.01. Termination.

            Except as otherwise specifically set forth herein, the obligations and responsibilities of the Sub-Servicer shall terminate: (i) upon the later of the final payment or other liquidation of all (and not less than all) the Mortgage Loans, or upon a Final Recovery Determination (or the equivalent) of all (and not less than all) the Mortgage Loans and (in either case) the remittance of all funds due hereunder with respect to such Mortgage Loans; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing pursuant to Section 5.02(b); (iii) for cause pursuant to pursuant to Article VI of this Agreement; or (iv) upon termination of the PSA or upon the date when the Mortgage Loans otherwise cease to be serviced and administered under the PSA.

            SECTION 7.02. Transfer Following Termination, Assignment or Resignation.

            (a) Upon any termination of this Agreement under Section 7.01, a termination of the Sub-Servicer under Section 6.01, any assignment of the Sub-Servicer's rights and duties hereunder permitted under Section 5.02(a), any termination of this Agreement by mutual agreement under Section 5.02(b) or any resignation of the Sub-Servicer from its rights and duties hereunder permitted under Section 5.02(c), as the case may be (the date of such event, the "Sub-Servicer Termination Date"), the Sub-Servicer shall promptly (i) deliver the portions of the Mortgage Files and Servicer Mortgage Files that are in the possession or under the control of the Sub-Servicer to the Master Servicer or a successor sub-servicer, as directed by the Master Servicer, (ii) remit to or at the direction of the Master Servicer, by wire transfer of immediately available funds, all cash held by the Sub-Servicer with respect to the Mortgage Loans, and
(iii) if so requested by the Master Servicer, assign to the Master Servicer or a successor sub-servicer, as directed by the Master Servicer, and in such event the Master Servicer shall assume, or cause the successor sub-servicer to assume, all service contracts related to the Mortgage Loans transferred thereon but only to the extent such contracts are assignable and the required consents (if any) to such assignments have been obtained. The Sub-Servicer shall use all reasonable efforts to obtain the consents required to effect such assignments.

            (b) From and after the Primary Servicing Termination Date, the Sub-Servicer shall promptly endorse and send to or at the direction of the Master Servicer via overnight mail or delivery service any checks or other funds in respect of the Mortgage Loans that are received by the Sub-Servicer.

            (c) The Sub-Servicer shall provide to the Master Servicer promptly, and in no event later than ten (10) Business Days after the Primary Servicing Termination Date, the following information, in each case as of such date: (a) a ledger accounting itemizing the dates and amounts of all payments made, received or applied by the Sub-Servicer with regard to the Mortgage Loans, further itemizing principal and interest payments, tax payments, special assessments, hazard insurance, mortgage insurance premiums, ground rents, if any, and all other payments and (b) a current trial balance for such Mortgage Loans.

            (d) On a date to be agreed upon by the Sub-Servicer and the Master Servicer, but not later than the Business Day following the Primary Servicing Termination Date, the Sub-Servicer shall commence and continue diligently to completion at its own expense, to notify the Mortgagors under the Mortgage Loans of the address to which payments on such Mortgage Loans should be sent after the Primary Servicing Termination Date,; provided, however, that in any event, Sub-Servicer shall be obligated to notify Mortgagors within seven (7) Business Days following the Primary Servicing Termination Date.

            (e) The Sub-Servicer shall promptly forward to the Master Servicer, at the Sub-Servicer's expense, all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to any Mortgage Loan that is received by the Sub-Servicer after the Primary Servicing Termination Date.

            (f) The Sub-Servicer shall otherwise cooperate in the orderly transfer of the servicing of the Mortgage Loans and shall forward to the Master Servicer and any successor sub-servicer such documents as it may receive from time to time regarding any Mortgage Loan and provide such other assistance as may reasonably be required by the Master Servicer or any successor sub-servicer regarding such transfer.

            (g) Sub-Servicer shall be entitled to all fees, compensation, interest and earnings on the Mortgage Loans accrued through the date of termination of its obligations and rights under this Agreement.

            SECTION 7.03. Specially Serviced Mortgage Loans.

            (a) The Sub-Servicer shall promptly notify the Master Servicer and the Special Servicer, with respect to each Specially Serviced Mortgage Loan, of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Sub-Servicer and such other matters as would, consistent with the Servicing Standard, require notification to the owner or the Master Servicer of the Mortgage Loan.

            (b) If the Mortgage Loans become Specially Serviced Mortgage Loans, the Sub-Servicer shall perform the duties otherwise imposed on the Master Servicer under Section 8.19 of the PSA, to the extent of the information, documents and records in the possession or under the control of the Sub-Servicer.

            (c) If the Mortgage Loans become Specially Serviced Mortgage Loans, the Master Servicer thereafter shall (a) notify the Sub-Servicer in writing promptly following any receipt by the Master Servicer of notice from the Special Servicer to the effect that the Mortgage Loans have become Rehabilitated Mortgage Loans, (b) upon request by the Sub-Servicer to Master Servicer, request from the Special Servicer copies of all relevant documents received by the Special Servicer during the time that the Mortgage Loans were Specially Serviced Mortgage Loans and (c) deliver to the Sub-Servicer such documents promptly following the Master Servicer's receipt thereof, together with any relevant documents received by the Master Servicer (other than from the Sub-Servicer) during the time that the Mortgage Loans were Specially Serviced Mortgage Loans.

            (d) At such time as the Mortgage Loans become Specially Serviced Mortgage Loans, the servicing authorities and duties of the Sub-Servicer hereunder that are permitted to be exercised or required to be performed (as applicable) by the Special Servicer under the PSA shall cease. The Sub-Servicer shall continue to have all other authorities and duties set forth herein with respect to such Specially Serviced Mortgage Loans. If such Specially Serviced Mortgage Loans becomes Rehabilitated Mortgage Loans, the authorities and duties of the Sub-Servicer that ceased as set forth above shall thereupon resume.

                                  ARTICLE VIII

                                  MISCELLANEOUS

            SECTION 8.01. Severability.

            If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

            SECTION 8.02. Rights Cumulative; Waivers.

            The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way estop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

            SECTION 8.03. Headings.

            The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            SECTION 8.04. Construction.

            Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

            SECTION 8.05. Successors and Assigns.

            This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and permitted assigns.

            SECTION 8.06. Prior Understandings.

            This Agreement supersedes any and all prior discussions and agreements between or among the Sub-Servicer and the Master Servicer with respect to the Servicing of the Mortgage Loans and the other matters contained herein. This Agreement, together with the PSA, contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. If a conflict exists between this Agreement and the PSA, then the PSA shall control. If this Agreement requires Sub-Servicer to perform a task or duty, the details and obligations of which (a) are set forth in this Agreement and (b)(i) are not set forth in the PSA or (ii) are set forth in the PSA only in general terms, then Sub-Servicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Sub-Servicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the PSA, then the Sub-Servicer shall perform such task and duties in accordance with the PSA.

            SECTION 8.07. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

            SECTION 8.08. Governing Law; Jurisdiction.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

            SECTION 8.09. Notices

            Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

            If to the Master Servicer:

                  at the address set forth in Section 10.04 of the PSA;

            If to the Sub-Servicer:

                  Wachovia Bank, National Association
                  8739 Research Drive, URP4
                  Charlotte, North Carolina 28262-1075
                  Attention:  Morgan Stanley Capital I Inc., Series 2007-IQ14

                  With a copy to:

                  Lars Carlsten, Esq.
                  c/o Wachovia Bank Corporation
                  301 S. College St., TW-30
                  Charlotte, North Carolina 28288-0630
                  Reference: Morgan Stanley Capital I Inc., Series 2007-IQ14

            SECTION 8.10. Amendment.

            In the event that the PSA is amended, this Agreement shall be deemed to have been amended and to the extent necessary to reflect such amendment to the PSA; provided, however, that (i) no such amendment to the PSA or deemed amendment to this Agreement may modify the rights or duties of the Sub-Servicer under this Agreement without its express written consent, which consent shall not be unreasonably withheld or delayed, and (ii) the Master Servicer shall deliver or cause to be delivered to the Sub-Servicer a copy of such amendment promptly following the execution and delivery thereof. This Agreement may not otherwise be altered or modified except by a written instrument executed by the party against whom enforcement is sought.

            SECTION 8.11. Other.

            This Agreement shall not be construed to grant to any party hereto any claim, right or interest in or to the trust fund created pursuant to the PSA or any assets of such trust fund. The preceding statement shall not be construed to limit any contractual right granted directly to any party under the terms of the PSA (including, without limitation, Section 8.4(a) of the PSA).

            SECTION 8.12. Benefits of Agreement.

            Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the PSA, any benefit or any legal or equitable right, power, remedy or claim under this Agreement. Such parties to the PSA are intended third-party beneficiaries of this Agreement. In addition, the Companion Holders shall be third party beneficiaries of the Sub-Servicer's obligations hereunder but any waiver by the Master Servicer of any provision hereof shall be binding upon the Companion Holders (notwithstanding the absence of their consent thereto), provided that such waiver is not a waiver of any covenant of the Sub-Servicer hereunder that is specifically required to be performed in favor of the Companion Holders under the express terms of the Intercreditor Agreements or this Agreement or under the terms of any section of the PSA that is incorporated herein under Section 3.01.

                            [signature page follows]

            IN WITNESS WHEREOF, the Master Servicer and the Sub-Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     as Master Servicer

                                     By:
                                         ----------------------------
                                         Name:
                                         Title:

                                     WACHOVIA BANK,
                                     NATIONAL ASSOCIATION,
                                     as Sub-Servicer

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                          Form of Officer's Certificate

                  Commercial Mortgage Pass-Through Certificates
                                Series 2007-IQ14

                      Officer's Certificate of Sub-Servicer

            I, a duly elected officer of Wachovia Bank, National Association, a national banking association ("Wachovia"), in its capacity as Sub-Servicer under the Sub-Servicing Agreement dated as of May 1, 2007, between Wells Fargo Bank, National Association, as Master Servicer and Wachovia as Sub-Servicer (the "Sub-Servicing Agreement"), hereby certify, as of the date hereof that:

            1. Wachovia is duly authorized to execute the Sub-Servicing Agreement and accept and perform the obligations of the Sub-Servicer under the Sub-Servicing Agreement.

            2. The representations and warranties of the Sub-Servicer in the Sub-Servicing Agreement are true and correct in all material respects on and as of the date hereof.

            IN WITNESS WHEREOF, Wachovia has caused this certificate to be executed in its name by a duly authorized officer, as of the ____ day of May, 2007.

                                     By:  __________________________
                                          Name:
                                          Title:

                                    EXHIBIT B

                            Form of Remittance Report
                            -------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                              Pmt                Current               Current
  Senior     Remit      Wachovia              Due     Beg        LIBOR     Current     Rounded             Current
  TransID     Date     Loan ID    Short Name  Date    Balance     Date      LIBOR      LIBOR     Spread    Int Rate
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                              Next                  Next     Next   Serv
  Senior    Remit      Wachovia              LIBOR     Next       Rounded   Int    Fee    Accrual
  TransID     Date     Loan ID    Short Name   Date     LIBOR      LIBOR     Rate   Rate     Days     Principal  Interest
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Prepayment /
Senior    Remit   Wachovia              Gross   Serv    Net   Add'l        Unsched    Yield Maint   Exit  Investor   End       Add'l
TransID    Date   Loan ID    Short Name   P&I    Fee    Int   Interest   Principal       Fee        Fee    Remit    Balance  Loan ID
------------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT C

                          Forms of Loan Status Reports
                          ----------------------------

Exhibit C-1:  Real estate tax monitoring report

Exhibit C-2:  Insurance monitoring report

Exhibit C-3:  UCC monitoring report

                                   EXHIBIT C-1

                       (Real estate tax monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name
------------------------------------------------------------------------------------------------------------------------------------
                                                        TAX MONITORING REPORT
                                                       DATED AS OF (month end)
------------------------------------------------------------------------------------------------------------------------------------
Subservicer:
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO     Subservicer                  Property     Parcel     Taxing       Last Tax    Last Date     Next Tax       Next Tax
   Loan #          Loan #    Borrower Name    Address     Number   Authority    Amount Paid   Tax Paid     Amount Due      Due Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepared By:________________

------------------------------------------------------------------------------------------------------------------------------------
Title:_______________________

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT C-2

                         (Insurance monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name
------------------------------------------------------------------------------------------------------------------------------------
                                                     INSURANCE MONITORING REPORT
                                                       DATED AS OF (month end)
------------------------------------------------------------------------------------------------------------------------------------
Subservicer:

------------------------------------------------------------------------------------------------------------------------------------
WELLS   Subservicer        Expir. Type of    Pol.     Prem.   Carrier Loss      Meets     Agent Agent Agent Policy  Loan   Coverage
FARGO    Loan #             Date  Coverage   Number  Amount          Payee     Insurance       City  State Amount   Bal.  Difference
Loan#               Borr.                                            Reflects  Rating
                    Name                                             Trust     (Y or N)
                                                                     (Y or N)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepared By:_________________

------------------------------------------------------------------------------------------------------------------------------------

Title:________________________

------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C-3

                             (UCC monitoring report)

------------------------------------------------------------------------------------------------------------------------------------
   Pool Name
------------------------------------------------------------------------------------------------------------------------------------
                                                        UCC MONITORING REPORT
                                                       DATED AS OF (month end)
------------------------------------------------------------------------------------------------------------------------------------
Subservicer:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  WELLS FARGO    Subservicer                                                 Jurisdiction    Original    Continuation        Next
    Loan #         Loan #      Borrower Name                                (Secretary of  Filing Date   Filing Number   Filing Date
                                                                               State or
                                                                               County)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

        Form of Quarterly Servicing Accounts Reconciliation Certification
        -----------------------------------------------------------------

Sub-Servicer: [Name of Sub-Servicer]

RE: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Pursuant to the Sub-Servicing Agreement between Wells Fargo Bank, National Association ("Wells Fargo Bank") and [Name of Sub-Servicer] ( "Sub-Servicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan primary serviced by Sub-Servicer for Wells Fargo Bank for such transaction that within 25 days after the end of each of the months of [January, February and March][April, May and June][July, August and September][October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by the Sub-Servicer's management, except as otherwise noted below:

EXCEPTIONS:  ______________________________________________

__________________________  [Signature]

Name:  [INSERT NAME OF SERVICING OFFICER]
Title:  Servicing Officer, [Name of Sub-Servicer]

Date:  [April, July, October, January] 25, [20__]

                                    EXHIBIT E

                             Form of Day One Report

------------------------------------------------------------------------------------------------------------------------------------
Subservicer Name
------------------------------------------------------------------------------------------------------------------------------------
Pool Name
------------------------------------------------------------------------------------------------------------------------------------
For Payment Due:________________

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo  Subservicer Loan    Beginning     Actual        Scheduled       Scheduled       Scheduled       Ending     Interest
   Loan #            #           Principal    Paid to       Monthly P&I      Principal       Interest       Principal      Rate
                                  Balance       Date         Payment         Payment         Payment        Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
                                   $  -                        $  -           $  -            $  -           $  -        0.000%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              $  -                        $  -           $  -            $  -           $  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepared By:_________________

------------------------------------------------------------------------------------------------------------------------------------

Title:________________________

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Wells Fargo   Subservicing Fee  Subservicing Fee Pre-payment   Partial       Full      Prepay-ment
   Loan #           Rate                           Penalty   Prepay-ment Pre-payment      Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
                      0.000%         $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------
TOTAL                                $  -          $  -         $  -         $  -
--------------------------------------------------------------------------------------------------